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                                                                    EXHIBIT 10.8
                                                                  EXECUTION COPY
                              SAND HILL CAPITAL II
                         Innovative Financing Solutions

                                 LOAN AGREEMENT


                           Dated as of October 6, 2000

                                 by and between

                           SAND HILL CAPITAL II, L.P.
                                    as lender

                                       and

                               HAHT Commerce, Inc.
                                   as borrower

                         TOTAL CREDIT AMOUNT: $7,000,000


Original Maturity  Date:   Earliest of (i) August 31, 2001, or
                           (ii) receipt of proceeds from Borrower's initial
                           public offering, or (iii) the issuance by Borrower of
                           equity securities for a total purchase price of not
                           less than $10,000,000 ("Next Round Closing Date"), or
                           (iv) the acquisition of Borrower, subject to
                           extension as provided below.
Formula:                   None
Loan Fee:                  $40,000
Interest:                  Prime Rate + 3% per annum, floating
Warrants:
                           Number of shares:  10% warrant coverage (subject to
                           adjustment)
Class of stock:            Series F Preferred Stock (subject to adjustment)
Initial exercise price:    As provided in the Warrant (subject to adjustment)

     This Loan Agreement (this "Agreement") is entered into between Sand Hill Capital II, L.P. ("Sand Hill") and HAHT Commerce, Inc. ("Borrower") as of the date first set forth above. The above information is subject to all of the terms and conditions of this Agreement. The parties agree as follows:

     1. Loans and Payments.
        ------------------

        (a) Loans. Sand Hill will, on the Borrower's request, make one or more
            -----
loans (each, a "Loan" and collectively, the "Loans") to Borrower from time to time, in an aggregate amount not to exceed the principal sum of $4,000,000 at any time outstanding before the earlier of (i) the date Borrower accepts a signed term sheet in form and substance reasonably satisfactory to Sand Hill for the sale of Borrower's equity securities in an amount not less than $10,000,000 or (ii) the date Borrower files a Form S-1 in connection with an underwritten public offering of its equity securities, in each case with proceeds to Borrower of at least $10,000,000, and an aggregate amount not to exceed the principal sum of $7,000,000 thereafter, subject to all of the terms and conditions of this Agreement. Loans shall be made in minimum disbursements of $100,000 each. Requests for Loans shall be submitted by Borrower to Sand Hill in writing three
(3) business days prior to the date the Loan is to be made, which shall be a business day. Loans may be prepaid at any time without penalty.

        (b) Conditions Precedent. Notwithstanding any provisions herein to the
            --------------------
contrary, Loans will not be made hereunder until (i) all filings have been completed that are necessary or appropriate to perfect the
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security interest of Sand Hill in the personal property of Borrower, (ii) all documents requested by Sand Hill in connection with this Agreement have been delivered to Sand Hill, (iii) Sand Hill has confirmed to its satisfaction that there has been no material adverse change in the financial condition, operation or prospects of Borrower, and (iv) all other matters relating to the requested Loans have been completed to Sand Hill's satisfaction.

        (c) Interest. Borrower shall pay interest on all outstanding Loans and
            --------
other monetary Obligations at a floating rate equal to the Prime Rate, as published in the Western Edition of The Wall Street Journal from time to time, plus 3% percent per annum. Interest shall be adjusted each day there is a change in the Prime Rate. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the first day of each month.

        (d) Fees. Borrower shall pay Sand Hill a Loan Fee of $40,000 (the
            ----
receipt of which by Sand Hill is hereby acknowledged), and an additional $30,000 as a condition to requesting any Loans in an aggregate amount in excess of $4,000,000, which shall be due and fully earned on the date of this Agreement, and non-refundable.

        (e) Warrants. Borrower is concurrently issuing to Sand Hill a Warrant to
            --------
Purchase Stock on the terms and conditions set forth therein (the "Warrant"). At Sand Hill's request, Borrower will divide the Warrant and issue separate Warrants on the same terms to Sand Hill's participants for the number of shares Sand Hill specifies, and a Warrant for the balance of the shares to Sand Hill.

        (f) Investment. Sand Hill shall have a right to purchase shares of
            ----------
Borrower's equity securities (the "Shares") of the type, for the price, and on substantially the same terms as those offered to other purchasers (including in any case piggyback and S-3 registration rights) in its next private sale or issuance of equity securities (the "Next Offering"), provided that, if more than one price per share is being paid by the purchasers, the price to Sand Hill shall be the lowest of such prices. The number of shares to be purchased by Sand Hill shall be determined by Sand Hill in its discretion, provided that the total purchase price may not exceed $1,000,000. Borrower shall give Sand Hill written notice of the date of the Next Offering at least 10 days prior to the date the Next Offering is to be consummated, and Sand Hill may exercise its right to purchase such preferred stock by written notice to Borrower within 30 days after the date the Next Offering is consummated. Within five business days after the date that the Next Offering is consummated, Borrower shall give Sand Hill written notice thereof and such information concerning the same as Sand Hill shall reasonably request. Promptly following the exercise of such right by Sand Hill, Borrower shall issue the Shares to Sand Hill, and Sand Hill shall concurrently pay the purchase price thereof. The rights under this Section may be exercised by Sand Hill or its participants and designees, and shall survive termination of this Agreement.

        (g) Maturity Date; Extension. The entire outstanding principal balance
            ------------------------
of the Loans and all accrued and unpaid interest thereon and all other monetary Obligations shall be due and payable on the Original Maturity Date, and thereafter no further Loans will be made; provided that, if no Event of Default or event which with notice or lapse of time would constitute an Event of Default has occurred and is continuing, Borrower may extend the Original Maturity Date by 30 days by giving Sand Hill written notice that Borrower wishes to extend the Original Maturity Date at least 10 days before the Original Maturity Date, whereupon the number of shares that may be purchased under the Warrant shall automatically be increased by a number equal to the quotient derived by dividing $100,000 by the Warrant Price, as defined in the Warrant. Notwithstanding the foregoing, whether or not Borrower has requested that Sand Hill extend the Original Maturity Date, if Borrower has not repaid all Obligations in full on or before the Original Maturity Date, the number of shares of Borrower's stock that may be purchased under the Warrant shall automatically be increased by a number equal to the quotient derived by dividing $100,000 by the Warrant Price. In addition, if any amount is outstanding after the Extended Maturity Date, the number of shares of Borrower's stock that may be purchased under the Warrant will further increase by a number equal to the quotient derived by dividing $4,000 by the Warrant Price for each day that any such amount remains outstanding. The provisions in this paragraph shall not be construed as Sand Hill's consent to Borrower's failure to pay any amounts in strict accordance with this Agreement, and Sand Hill's acceptance of any such late payments shall not restrict Sand Hill's exercise of any remedies arising out of any such failure.

        (h) Payments. Sand Hill shall maintain an account on its books in the
            --------
name of Borrower (the "Loan Account"). All Loans made by Sand Hill to Borrower or for Borrower's account will be charged to the Loan

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Account. All amounts received by Sand Hill from Borrower or for Borrower's account will be credited to the Loan Account. Accrued interest and other monetary Obligations may also, in Sand Hill's discretion, be charged to the Loan Account, and will bear interest from the date so charged to the date paid. For all purposes of this Agreement any payments received by Sand Hill will only be deemed received when received in immediately available funds, and any immediately available funds received later than 2:00 p.m. (California time) on any business day shall be deemed to have been received on the following business day and any applicable interest or fee shall continue to accrue during such period.

        (i) Late Payment. If any payment of interest or any other amount owing
            ------------
to Sand Hill is not made within ten (10) days after the due date, Borrower shall pay Sand Hill a late payment fee equal to the lesser of 5% of the amount of such late payment or the maximum amount permitted by law. After the occurrence and during the continuance of an Event of Default, the Obligations shall bear interest at a rate equal to the greater of 18% per annum or 5% above the rate otherwise applicable under this Agreement. The provisions in this paragraph shall not be construed as Sand Hill's consent to Borrower's failure to pay any amounts in strict accordance with this Agreement, and Sand Hill's acceptance of any such late payments shall not restrict Sand Hill's exercise of any remedies arising out of any such failure.

     2. Grant of Security Interest. Borrower grants Sand Hill a security
        --------------------------
interest in all of the assets and property described in Exhibit A hereto (the
                                                        ---------
"Collateral") to secure the following (the "Obligations"): the obligation to repay all Loans, and all other debts, liabilities, obligations, guaranties, covenants and duties now or hereafter owing by Borrower to Sand Hill, of any kind or nature, whether or not evidenced by any note, guaranty or other instrument, whether arising under or in connection with this Agreement, or any other present or future instrument or agreement, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner. Borrower shall take all such actions as Sand Hill requests from time to time to perfect or continue the perfection of the security interest granted hereunder.

     3. Representations and Warranties. Borrower represents to Sand Hill as
        ------------------------------
follows (which shall be deemed continuing throughout the term of this Agreement):

        (a) Authorization. Borrower is and will continue to be, duly organized,
            -------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation, and Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a Material Adverse Effect; the execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized by all necessary corporate action, and do not violate Borrower's articles or certificate of incorporation, or by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property. Borrower has no wholly-owned or partially owned subsidiaries and is not a partner or joint venturer in any partnership or joint venture, except as set forth on Exhibit B. Borrower's correct name is set forth in on the cover page to this Agreement, and Borrower will give Sand Hill written notice within 15 days after changing Borrower's name.

        (b) Places of Business; Locations of Collateral. The address set forth
            -------------------------------------------
in this Agreement under Borrower's signature is Borrower's chief executive office. Borrower has places of business and Collateral is located only at the locations set forth on Exhibit B hereto. Borrower will give Sand Hill written notice within 15 days after changing Borrower's chief executive office, or moving any of the Collateral to another state (other than a state in which Sand Hill's security interest is perfected), or opening a place of business in another state (other than a state in which Sand Hill's security interest is perfected).

        (c) Title to Collateral; Permitted Liens. Borrower is now, and will at
            ------------------------------------
all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, security interests, encumbrances and adverse claims, except for Permitted Liens, and Borrower will at all times defend Sand Hill and the Collateral against all claims of others. As used herein, "Permitted Liens" shall mean the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Sand Hill's security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations

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which are not delinquent more than 30 days or are being contested in good faith by appropriate proceedings, (v) any judgment, attachment or similar lien, which has been discharged or execution on which has been stayed and which has been bonded against pending appeal within 30 days of the entry thereof; (vi) Liens which constitute banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with any bank or other financial institution; and (vii) the Lien of Silicon Valley Bank, which shall secure an outstanding obligation not to exceed $4,000,000.

        (d) Financial Condition, Statements and Reports. All financial
            -------------------------------------------
statements now or in the future delivered to Sand Hill have been, and will be, prepared in conformity with generally accepted accounting principles (except for the absence of footnotes and subject to normal year-end adjustments with respect to unaudited financial statements, and except in the case of projections or forecasts for the understanding that although Borrower has prepared the same in good faith utilizing assumptions it believes to be reasonable, Sand Hill recognizes that forecasts and assumptions by their nature involve approximations and uncertainties). All financial statements now or in the future delivered to Sand Hill will fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Sand Hill and the date hereof, there has been no Material Adverse Effect.

        (e) Tax Returns and Payments. Borrower has timely filed, and will timely
            ------------------------
file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Sand Hill in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral.

        (f) Compliance with Law. Borrower has complied, and will comply, in all
            -------------------
material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters, except where the failure to do so would not have a Material Adverse Effect.

        (g) Litigation. Except as disclosed on Exhibit B hereto, there is no
            ----------
claim or litigation pending or (to best of Borrower's knowledge) threatened against Borrower which, either separately or in the aggregate, is reasonably likely to have a Material Adverse Effect. Borrower will promptly inform Sand Hill in writing of any claim or litigation in the future which, either separately or in the aggregate, is reasonably likely to have a Material Adverse Effect.

        (h) Information. All information provided to Sand Hill by or on behalf
            -----------
of Borrower on or prior to the date of this Agreement is true and correct in all material respects, and no representation or other statement made by Borrower to Sand Hill contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Sand Hill not misleading at the time made.

     4. Covenants.
        ---------

        (a) Reports. Borrower will provide to Sand Hill in form and substance
            -------
acceptable to Sand Hill (i) monthly unaudited financial statements within thirty
(30) days after the last day of each month (other than the month in which Borrower's fiscal year ends); (ii) audited fiscal year end financial statements with an unqualified opinion within one hundred twenty (120) days after the last day of each fiscal year; and (iii) upon request, such other information relating to Borrower's operations and condition, including information on equity and funding status, as Sand Hill may reasonably request from time to time. Sand Hill shall have the right to review and copy Borrower's books and records and audit and inspect the Collateral, from time to time, upon reasonable notice to Borrower. Borrower will reimburse Sand Hill for the reasonable costs it may incur from time to time in such inspections and review.

        (b) Insurance. Borrower will maintain insurance on the Collateral and
            ---------
Borrower's business, in amounts and of a type that are customary to businesses similar to Borrower's, and Sand Hill will be named in a lender's loss payable endorsement in favor of Sand Hill, in form reasonably acceptable to Sand Hill.

        (c) Negative Covenants. Borrower shall not, without Sand Hill's prior
            ------------------
written consent, do any of the following: (i) merge or consolidate with another corporation or entity, except in a transaction in which the shareholders of the Borrower hold at least 50% of the common stock and all other capital stock of the surviving corporation immediately after such merger or consolidation, and the Borrower is the surviving corporation; (ii) acquire any assets, except in the ordinary course of business or in a transaction involving the payment of an aggregate amount of $250,000 or less; (iii) enter into a transaction outside the ordinary course of business; (iv) sell, lease, or transfer any Collateral except for sales of Inventory and Equipment in the ordinary course of business; (v) transfer, sell or license any intellectual property, except for non-exclusive licenses thereof; (vi) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); (vii) redeem, purchase or otherwise acquire, any of Borrower's stock, except that Borrower may repurchase stock in a total amount not to exceed $100,000 in any fiscal year pursuant to a stock repurchase agreement applicable to employees, officers, directors and/or consultants as long as no Default or Event of Default exists prior to or after giving effect to such repurchase; (viii) make any investments in, or loans or advances to, any person other than in the ordinary course of business as currently conducted; or (ix) directly or indirectly enter into any material transaction with any affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, and on fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated person; or (x) make any payment on any indebtedness which is subordinate to the Obligations, other than in accordance with the subordination agreement in favor of Sand Hill relating thereto; or (xi) agree to do any of the foregoing.

        (d) Intellectual Property. Borrower is concurrently executing and
            ---------------------
delivering to Sand Hill an Intellectual Property Security Agreement. Borrower shall use its best efforts to register all of its software and other copyrightable intellectual property with the United States Copyright Office within 15 days after the date of this Agreement and shall provide evidence of the same to Sand Hill as soon as practicable, provided that Sand Hill shall have
                                              --------
no obligations to extend Loans to Borrower hereunder until such time Sand Hill has received such evidence and other conditions set forth hereunder have been satisfied. Borrower will promptly register such additional intellectual property rights developed or acquired by Borrower from time to time hereafter, and Borrower will execute such documents and take such other actions as Sand Hill may reasonably request to perfect the security interest granted in all Intellectual Property. Borrower represents and warrants to Sand Hill that Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the patents included in the Intellectual Property is valid and enforceable, and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party.

        (e) Directors Information. Borrower shall give Sand Hill copies of all
            ---------------------
notices, minutes, consents and other materials the Borrower provides to its directors in connection with meetings of the directors; provided that the Borrower reserves the right to withhold any information if access to such information could adversely affect the attorney-client privilege between the Borrower and its counsel. Any information provided to Sand Hill shall be subject to the confidentiality agreement in Section 9 below.

     5. Events of Default. Any one or more of the following shall constitute an
        -----------------
Event of Default under this Agreement:

        (a) Borrower shall fail to pay any principal of or interest on any Loans or any other monetary Obligations within five days after the date due;

        (b) Borrower shall fail to comply with any other provision of this Agreement, which failure is not cured within ten days of Sand Hill providing notice thereof;

        (c) Any warranty, representation, statement, report or certificate made or delivered to Sand Hill by Borrower or on Borrower's behalf shall be untrue or misleading in a material respect as of the date given or made; or

        (d) There shall be a change in the record or beneficial ownership of an aggregate of more than 30% of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, except for
(i) changes with the prior written consent of Sand Hill or (ii) changes as a result of an initial public offering of Borrower's stock; or

        (e) Dissolution, termination of existence, or insolvency of Borrower; or Borrower fails to meet its debts as they mature; or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (except that, in the case of a proceeding commenced against Borrower, Borrower shall have 60 days after the date such proceeding was commenced to have it dismissed); or

        (f) The occurrence of a "Material Adverse Effect", which shall mean (i) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or financial or other condition of Borrower,
(ii) the impairment of Borrower's ability to perform its Obligations or of Sand Hill's ability to enforce the Obligations or realize upon the Collateral, or
(iii) a material adverse change in the value of the Collateral.

        (g) Sand Hill may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred and is continuing.

     6. Remedies.
        --------

        (a) Remedies. Upon the occurrence and during the continuance of any
            --------
Event of Default, Sand Hill, at its option, may do any one or more of the following, without notice except for such notices as are required by law: (a) Accelerate and declare the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Sand Hill to enter Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge by Borrower for so long as Sand Hill reasonably deems it necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Sand Hill seek to take possession of any of the Collateral by Court process, Borrower hereby waives: (i) any bond and any surety or security relating thereto; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Sand Hill retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (c) Require Borrower to assemble any or all of the Collateral and make it available to Sand Hill at places designated by Sand Hill which are reasonably convenient to Sand Hill and Borrower, and to remove the Collateral to such locations as Sand Hill may reasonably deem advisable; (d) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Sand Hill shall have the right to use Borrower's premises, equipment and all other property without charge by Borrower; (e) Collect, receive, dispose of and realize upon any investment property, including withdrawal of any and all funds from any securities accounts; (f) Sell, lease or otherwise dispose of any of the Collateral, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Sand Hill shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Sand Hill deems reasonable, or on Sand Hill's premises, or elsewhere and the Collateral need not be located at the place of disposition; (g) Demand payment of, and collect any accounts, general intangibles or other Collateral and, in connection therewith, Borrower irrevocably authorizes Sand Hill to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, and, in Sand Hill's good faith business judgment, to grant extensions of time to pay, compromise claims and settle accounts, general intangibles and the like for less than face value; and (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. Borrower recognizes that Sand Hill may be unable to make a public sale of any or all of the investment property, by reasons of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Sand Hill with respect to the foregoing shall be added to and become part of the Obligations, and shall be due on demand.

        (b) Application of Proceeds. All proceeds realized as the result of any
            -----------------------
sale or other disposition of the Collateral shall be applied by Sand Hill first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Sand Hill in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Sand Hill shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Sand Hill for any deficiency. If Sand Hill, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Sand Hill shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Sand Hill of the cash therefor.

        (c) Remedies Cumulative. In addition to the rights and remedies set
            -------------------
forth in this Agreement, Sand Hill shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Sand Hill and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Sand Hill of one or more of its rights or remedies shall not be deemed an election, nor bar Sand Hill from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Sand Hill to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

        (d) Power of Attorney. After the occurrence and during the continuance
            -----------------
of an Event of Default, Borrower irrevocably appoints Sand Hill (and any of Sand Hill's designated employees or agents) as Borrower's true and lawful attorney in fact to: endorse Borrower's name on any checks or other forms of payment; make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; settle and adjust disputes and claims respecting accounts, general intangibles and other Collateral; execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement; sell, lease or otherwise dispose of all or any part of the Collateral; and take any other action or sign any other documents required to be taken or signed by Borrower, or reasonably necessary to enforce Sand Hill's rights or remedies or otherwise carry out the purposes of this Agreement. The appointment of Sand Hill as Borrower's attorney in fact, and each of Sand Hill's rights and powers, being coupled with an interest, are irrevocable until all Obligations owing to Sand Hill have been paid and performed in full.

        (e) Waivers. The failure of Sand Hill at any time or times to require
            -------
Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Sand Hill shall not waive or diminish any right of Sand Hill later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement shall be deemed to have been waived except by a specific written waiver signed by an authorized officer of Sand Hill and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Sand Hill on which Borrower is or may in any way be liable, and notice of any action taken by Sand Hill, unless expressly required by this Agreement.

        (f) Costs; Indemnity. Borrower shall reimburse Sand Hill and its
            ----------------
participants for all of the following ("Costs"): all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Sand Hill and its participants, pursuant to, in connection with, or relating to this Agreement or its enforcement (whether or not any lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Sand Hill incurs relating to preparation and negotiation of this Agreement and the documents relating to this Agreement. Sand Hill shall provide an itemized statement of Costs to Borrower, if so requested by Borrower. If either Sand Hill or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs, including (but not limited to) reasonable attorneys' fees incurred in connection therewith. Borrower shall indemnify Sand Hill for any losses, claims, actions, causes of action, penalties, and reasonable costs and expenses (including reasonable attorneys' fees), which Sand Hill may sustain or incur based upon or arising out of this Agreement, any of the Obligations, any other relationship or agreement between Sand Hill and Borrower, or any other matter relating to Borrower or the Obligations, except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Sand Hill or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Sand Hill. The indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall continue in full force and effect.

     7. Confidentiality. In handling any confidential non-public information
        ---------------
provided to Sand Hill by Borrower, Sand Hill shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of the same, except that disclosure of such information may be made (i) to subsidiaries or affiliates of Sand Hill in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement with respect thereto, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Sand Hill, and (v) as Sand Hill may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain, or becomes part of the public domain, after disclosure to Sand Hill through no fault of Sand Hill; or
(b) is disclosed to Sand Hill by a third party, provided Sand Hill does not have actual knowledge that such third party is prohibited from disclosing such information.

     8. Notices. All notices under this Agreement shall be in writing and shall
        -------
be deemed to have been given (a) upon receipt, when delivered by hand or by electronic facsimile transmission, or (b) upon actual delivery by overnight courier, or (c) three days after mailing by regular first-class mail or certified mail return receipt requested, addressed to each party at the addresses indicated below their signatures below.

     9. Governing Law; Jurisdiction; Venue. This Agreement and all acts and
        ----------------------------------
transactions hereunder and all rights and obligations of Sand Hill and Borrower shall be governed by the internal laws (and not the conflict of laws rules) of the State of California. As a material part of the consideration to Sand Hill to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Sand Hill's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     10. MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SAND HILL EACH HEREBY WAIVE
         ---------------------------
THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SAND HILL AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SAND HILL OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SAND HILL OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     11. General. Should any provision of this Agreement be held by any court of
         -------
competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Sand Hill and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Sand Hill. Sand Hill may assign all or any part of its interest in this Agreement and the Obligations to any person or entity, or grant a participation in, or security interest in, any interest in this Agreement, without notice to, or consent of, Borrower. Borrower may not assign any rights under or interest in this Agreement without Sand Hill's prior written consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

SAND HILL CAPITAL II, L.P.                          HAHT COMMERCE, INC.


By                                                  By /s/ J.N. Riehle
  ------------------------                            -----------------------

Title                                               Title CFO
     ---------------------                               --------------------

Address for notices:                                Address for notices:

Sand Hill Capital II, L.P.                          400 Newton Road
3000 Sand Hill Road, Building 2, Suite 110          Raleigh, NC  27615
Menlo Park, California  94025
Attn:  Mr. Robert Johnson                           Attn: Mr. Nick Riehle
Fax:  650-234-0414                                  Fax:  919-786-5253

                                    EXHIBIT A
                                    ---------

     The Collateral shall consist of all right, title and interest of Borrower in and to the following, whether now owned or hereafter arising or acquired and wherever located:

        (a)  All Accounts;

        (b)  All Inventory;

        (c)  All Equipment;

        (d) All General Intangibles (including without limitation all Intellectual Property and Deposit Accounts);

        (e)  All Investment Property;

        (f)  All Other Property; and

        (g) Any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds and insurance proceeds of, any of the above, and all Borrower's books relating to any of the above.

     As used in this Agreement, the following terms have the following meanings:

     "Accounts" means "accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to Borrower.

     "Deposit Accounts" means "deposit accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

     "Equipment" means "equipment" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

     "General Intangibles" means "general intangibles" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, Deposit Accounts, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

     "Intellectual Property" means all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights;

(h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

     "Inventory" means "inventory" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

     "Investment Property" means all investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated,

     "Other Property" means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: "documents", "instruments", "chattel paper", "letters of credit", "fixtures", and "money"